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                                                                      Exhibit 16

                                POWER OF ATTORNEY


         We, the undersigned Trustees and/or officers of RS INVESTMENT TRUST
(the "Trust"), hereby severally constitute and appoint G. Randall Hecht and Steven M. Cohen, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our name and in the capacities indicated below, the Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said
Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, with the securities commissioner of any state, or with other regulatory authorities, granting unto them, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         WITNESS my hand on the date set forth below.

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

               SIGNATURE                                 TITLE                                  DATE

/s/ G. RANDALL HECHT
--------------------                     Principal Executive Officer and                  October 4, 2002
G. Randall Hecht                         Trustee

/s/ STEVEN M. COHEN
--------------------                     Chief Financial and Accounting                   October 4, 2002
Steven M. Cohen                          Officer

/s/ LEONARD B. AUERBACH
-----------------------                  Trustee                                          October 4, 2002
Leonard B. Auerbach

/s/ JEROME S. CONTRO
--------------------                     Trustee                                          October 4, 2002
Jerome S. Contro

/s/ JOHN W. GLYNN, JR.
----------------------                   Trustee                                          October 4, 2002
John W. Glynn, Jr.


------------------------                 Trustee
Michael G. McCaffery